                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-71560
                                                                       2-71558
                                                                       2-71559
                                                                       33-41685

             SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 23, 1999, OF:

                            ACTIVE ASSETS MONEY TRUST
                    ACTIVE ASSETS GOVERNMENT SECURITIES TRUST
                          ACTIVE ASSETS TAX-FREE TRUST
                     ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST

         Beginning on a date in February, 2000, each above-named Fund (each a "Fund") will be offered to participants in Dean Witter Reynolds' "Active Assets Account for Business." With respect to participants in Active Assets Account for Business, all references in the Prospectus to the "Client Account Agreement" shall mean the "Business Client Account Agreement". Active Assets for Business links the Funds, a commercial line of credit, a business debit card and a business checking account. Participants in Active Assets for Business may invest in any of the Funds in the same manner as the existing Active Assets Program, except that:

         (a) Participants in Active Assets for Business may elect that free cash balances in their account be invested in any combination of one or more Funds (rather than in a single Fund at a time); and

         (b) Cash balances in an Active Assets for Business account will be used to pay any principal and/or interest owed on the commercial line of credit linked to the account before being invested in any Fund shares.

         The annual fee to participate in Active Assets for Business is $150. Participants must also make an initial deposit of at least $20,000 into their Active Assets for Business account. At any time, Dean Witter Reynolds may change the minimum initial deposit requirement or the annual fees charged. Businesses participating in the existing Active Assets Program must open an Active Assets for Business account in order to obtain the services provided thereunder. For details on Active Assets for Business, please read the Business Client Account Agreement carefully.

         In addition, beginning sometime on or about February 10, 2000, two additional Funds, Active Assets Institutional Money Trust and Active Assets Premier Money Trust, will be offered through the Active Assets Account Program. These Funds will be offered through a separate prospectus which should be read carefully prior to investing in the Funds. There is a minimum investment requirement for investing in these Funds ($5 million for Active Assets Premier Money Trust and $10 million for Active Assets Institutional Money Trust). Currently, these Funds are not offered to participants in Active Assets for Business.

January 26, 2000